Exhibit 10.27

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”),OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE AND SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

ZSPACE, INC.

CONVERTIBLE PROMISSORY NOTE

$5,000,000	Made as of March ___, 2024

Subject to the terms and conditions of this Convertible Promissory Note (this “Note”), for value received, zSpace, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Fiza Investments Limited or registered assigns (“Holder”), the principal sum of $5,000,000, or such lesser amount as shall then equal the outstanding principal amount hereunder, together with interest accrued on the unpaid principal amount at the Applicable Rate (as defined below). Interest shall accrue on a daily basis and compounding annually at the Applicable Rate, and begin to accrue on the date of this Note and shall continue to accrue on the outstanding principal until the entire Balance is paid (or converted, as provided in Section 6), and shall be computed based on the actual number of days elapsed and on a year of 365 days.

The proceeds to the Company received in connection with the issuance of this Note shall be used by the Company to repay other indebtedness and otherwise for general corporate purposes.

The following is a statement of the rights of Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.

1.            DEFINITIONS. The following definitions shall apply for purposes of this Note.

“Actual Conversion Amount” means the amounts actually converted into Conversion Stock pursuant to Section 6 on an Actual Conversion Date, including, if accrued interest and expenses convert pursuant to the terms of this Note, interest and expenses accrued through such Actual Conversion Date and actually converted into Conversion Stock.

“Actual Conversion Date” means a date on which the Balance is converted pursuant to Section 6.

“Affiliate” has the meaning ascribed to it in Rule 144 promulgated under the Securities Act.

“Applicable Rate” means on and from the date of Note an annual compounded interest rate of 20%, accrued daily, payable at the Maturity Date (as defined below), subject to reduction in the event of a conversion pursuant to Section 6.1 or Section 6.2.

“Balance” means, at the applicable time, the sum of all then outstanding Principal Balance, all then accrued but unpaid interest at the Applicable Rate and all other amounts then accrued but unpaid under this Note.

“Business Day” means a weekday on which banks are open for general banking business in San Francisco, California.

“Change of Control” means a Deemed Liquidation Event as defined in the Charter.

“Charter” means the Company’s Amended and Restated Certificate of Incorporation, as in effect on the date hereof.

“Common Stock” means the Common Stock of the Company, par value $0.00001 per share.

“Company” shall include, in addition to the Company identified in the opening paragraph of this Note, any corporation or other entity which succeeds to the Company’s obligations under this Note, whether by permitted assignment, by merger or consolidation, operation of law or otherwise.

“Conversion Price” means (a) in the case of a Next Financing, a per share amount equal to the lower of (i) the Next Financing Price multiplied by the Conversion Rate, and (ii) $250,000,000 divided by the Pre-Money Fully-Diluted Capitalization, (b) in the case of an IPO, a per share amount equal to the lower of (i) the IPO Price multiplied by the Conversion Rate, and (ii) $250,000,000 divided by the Pre-Money Fully-Diluted Capitalization, and (c) in the case of a Maturity Conversion, a per share amount equal to $150,000,000 divided by the Pre-Money Fully-Diluted Capitalization.

“Conversion Stock” means (a) in the case of a Next Financing, a new series of the Company’s capital stock having identical rights, privileges, preferences and restrictions as the capital stock sold by the Company in the Next Financing, other than with respect to (i) the per share liquidation preferences and the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Conversion Price, (ii) the basis for any dividend rights, which will be based on the Conversion Price, and (iii) the shares will be non-voting, (b) in the case of an IPO, shares of the Company’s Common Stock, and (c) in the case of a Maturity Conversion, shares of the Company’s preferred stock having identical rights, privileges, preferences and restrictions as the senior most series of preferred stock of the Company at the relevant time but with the highest liquidation preference, provided, that (i) the per share liquidation preferences and the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Conversion Price, (ii) the basis for any dividend rights, which will be based on the Conversion Price, and (iii) the shares will be non-voting. The number and character of shares of Conversion Stock are subject to adjustment as provided in this Note and the term “Conversion Stock” shall include the stock and other securities and property that are, on an Actual Conversion Date, receivable or issuable upon such conversion of this Note in accordance with its terms.

“Conversion Rate” means (a) 85% if conversion occurs on or before December 31, 2024, and (b) 100% if conversion occurs on or after January 1, 2025.

“Event of Default” has the meaning set forth in Section  4.

“Financing Documents” means the Notes, and any document entered into or executed in connection with, or for the purpose of amending, the Notes.

“IPO” means the Company’s first underwritten public offering of its Common Stock pursuant to an effective registration statement under the Securities Act.

“IPO Closing” means the closing of the Company’s IPO.

“IPO Price” means the per share offering price to the public of the Common Stock in the IPO.

“Lost Note Documentation” means documentation satisfactory to the Company with regard to a lost or stolen Note, including, if required by the Company, an affidavit of lost note and an indemnification agreement by Holder in favor of the Company with respect to such lost or stolen Note.

“Maturity Conversion” has the meaning set forth in Section 6.3.

“Maturity Date” means the earlier of (a) [      ], 2026 and (b) the time at which the Balance of this Note is due and payable upon an Event of Default; provided, that, that if the Event of Default is cured as permitted in this Note, then the Maturity Date shall not thereafter be deemed to have occurred with regard to such Event of Default under this clause (b).

“Next Financing” means the Company’s next sale of its capital stock in a single transaction or in a series of related transactions (at the same terms) for an aggregate gross purchase price paid to the Company or contractually obligated to be paid at subsequent closings of no less than $20,000,000.00 (excluding the principal amount, and all accrued interest, of all Notes and all other outstanding convertible promissory notes or SAFEs of the Company that are converted into Conversion Stock in such financing). For the avoidance of doubt, capital stock shall not include any convertible note or any form of convertible debt.

“Next Financing Closing” means the initial closing of the Next Financing (or a subsequent closing if such financing becomes a Next Financing after the initial closing).

“Next Financing Price” means the price per share of the capital stock sold by the Company in the Next Financing (before any discounts or adjustments).

“Notes” means a series of convertible promissory notes issued to Holder on substantially identical terms and conditions as this Note, of which this Note is one.

“Pre-Money Fully-Diluted Capitalization” means all shares of capital stock issued and outstanding at the applicable time, assuming full conversion or exercise of all then issued and outstanding securities of the Company that are exercisable for or convertible into such capital stock (including without limitation, all stock reserved by the Company in respect of any employee stock option plan/incentive plan).

“Principal Balance” means, at the applicable time, all the then outstanding principal of this Note.

“Securities Act” means the Securities Act of 1933, as amended.

“Standoff Period” means the 6-month period following the effective date of the registration statement for the IPO with respect to 50% of the Conversion Stock, and the 12-month period following the effective date of the registration statement for the IPO with respect to the remaining 50% of the Conversion Stock.

2.            REPAYMENT; NO PREPAYMENT. The Balance under this Note is due and payable on the Maturity Date. Except with regard to the conversion of this Note under Section  6, the Company may not pay any Balance of this Note before it becomes due without the prior written consent of the Holder.

3.            NOTES PARI PASSU; APPLICATION OF PAYMENTS. Each of the Notes shall rank equally without preference or priority of any kind over one another, and all payments and recoveries under any other Financing Document payable on account of principal and interest on the Notes shall be paid and applied ratably and proportionately on the balances of all outstanding Notes on the basis of their original principal balance. Subject to Section  6 and the foregoing provisions of this Section 3, all payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest (at the Applicable Rate) until all then outstanding accrued interest has been paid in full, and then to the repayment of Principal Balance until all Principal Balance has been paid in full. If after all applications of such payments have been made as provided in this Section 3, then the remaining amount of such payment that are in either case in excess of the aggregate balances of all outstanding Notes, shall be returned to the Company.

4.            WITHOLDING TAXES. All payments under the Note, and issuance of Conversion Stock under Section 6 of the Note, shall be made without deduction or withholding for taxes, except to the extent required by applicable tax law. In connection with any payment of interest hereunder (including as a result of a conversion event of the Notes into Conversion Stock), the Holder (or any transferee of a Holder) that is entitled to an exemption from or reduction of withholding tax with respect to payments made under the Note shall deliver to the Company such properly completed and executed documentation (including IRS Form W-9 or an applicable IRS Form W-8) reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In the case of a Holder that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Holder”), the Non-U.S. Holder shall, to the extent it is legally entitled to do so, deliver to Company two copies of whichever of the following is applicable: (i) in the case of a Non-U.S. Holder claiming the benefits of an income tax treaty to which the United States is a party, duly completed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits of an income tax treaty to which the United States of America is a party; (ii) duly completed copies of IRS Form W-8ECI; (iii) duly completed copies of IRS Form W-8EXP; or (iv) in the case of a Non-U.S. Holder claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate in a form reasonably acceptable to the Company, to the effect that such Non-U.S. Holder is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Company within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” that is a “related person” with respect to the Company, as described in section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W 8BEN or W 8BEN-E (or any subsequent versions thereof or successors thereto). A Non-U.S. Holder also shall deliver to the Company at the time or times prescribed by law and at such time or times reasonably requested by the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under the Foreign Account Tax Compliance Act (“FATCA”). Notwithstanding the generality of the foregoing, the Company and the Holder shall reasonably cooperate to reduce any withholding for taxes to the extent permitted by applicable tax law.

5.            EVENTS OF DEFAULT. Each of the following events shall constitute an “Event of Default” hereunder:

(a)           the Company fails to make any payment when due under this Note on the applicable due date;

(b)           a receiver is appointed for any material part of the Company’s property, the Company makes a general assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c)           the Company has breached any material obligation to Holder under this Note and/or there exists any default in respect of any other indebtedness of the Company and, if such breach is capable of cure, does not cure such breach within 20 days after written notice thereof has been given by or on behalf of Holder to the Company; or

(d)           the Company’s Board of Directors (the “Board”) or stockholders adopt a resolution for the liquidation, dissolution or winding up of the Company.

Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest (at the Applicable Rate), all principal and any other amounts outstanding under this Note shall (i) in the case of any Event of Default under Section 4(b), become immediately due and payable in full without further notice or demand by Holder and (ii) in the case of any Event of Default other than under Section 4(b), become immediately due and payable upon written notice by or on behalf of the affected Holder(s) to the Company.

6.            CONVERSION.

6.1          Conversion in Next Financing. If the Company has not paid the entire Balance before the Next Financing Closing, then, at the Next Financing Closing: (a) occurring on or before December 31, 2024, the entire Principal Balance then outstanding shall automatically be converted into that number of shares of Conversion Stock obtained by dividing (a) the entire Principal Balance by (b) the Conversion Price then in effect; or (b) occurring after December 31, 2024, the entire Balance then outstanding shall automatically be converted into that number of shares of Conversion Stock obtained by dividing (a) the entire Balance by (b) the Conversion Price then in effect, in each case rounded down to the nearest whole number of shares. Such conversion shall be deemed to occur under this Section  6.1 as of immediately prior to the Next Financing Closing, without regard to whether Holder has then delivered to the Company this Note (or the Lost Note Documentation, if applicable) or executed any other documents required to be executed by the investors participating in the Next Financing (the “Next Financing Documents”); provided, that, the Holder shall be required to execute the Next Financing Documents. In the event of conversion of the Principal Balance pursuant to Section 6.1(a) above, the Company shall have no further liability to repay any portion of any accrued but unpaid interest to the Holder, and such interest shall be automatically waived.

6.2          Conversion in IPO. If the Company has not paid the entire Balance before the IPO, then, immediately prior to the IPO Closing: (a) occurring on or before December 31, 2024, the entire Principal Balance then outstanding shall automatically be converted into that number of shares of Conversion Stock obtained by dividing (a) the entire Principal Balance by (b) the Conversion Price then in effect; or (b) occurring after December 31, 2024, the entire Balance then outstanding shall automatically be converted into that number of shares of Conversion Stock obtained by dividing (a) the entire Balance by (b) the Conversion Price then in effect, in each case rounded down to the nearest whole number of shares. Such conversion shall be deemed to occur under this Section 6.2 as of immediately prior to the IPO Closing, without regard to whether Holder has then delivered to the Company this Note (or the Lost Note Documentation, if applicable) or executed any other documents required to be executed by other stockholders in connection with the IPO (the “IPO Documents”); provided, that, the Holder shall be required to execute the IPO Documents. In the event of conversion of the Principal Balance pursuant to Section 6.2(a) above, the Company shall have no further liability to repay any portion of any accrued but unpaid interest to the Holder, and such interest shall be automatically waived.

6.3          Conversion Following Maturity Date. In the event the Company has not consummated a Next Financing or an IPO prior to the Maturity Date, then, following the Maturity Date, the Holder may elect to convert the entire Balance then outstanding into that number of shares of Conversion Stock obtained by dividing (i) the entire Balance by (ii) the Conversion Price then in effect, rounded down to the nearest whole number of shares (the “Maturity Conversion”). Such Maturity Conversion shall be deemed to occur under this Section 6.3 on the date of such election by Holder, without regard to whether Holder has then delivered to the Company this Note (or the Lost Note Documentation, if applicable) or executed a conversion agreement and any other agreements that were executed by the other stockholder investors who hold the relevant Conversion Stock (the “Maturity Conversion Documents”); provided, that, the Holder shall be required to execute the Maturity Conversion Documents.

6.4           Change of Control. If at any time before payment or conversion of the entire Balance, the Company effects a Change of Control, each Note shall be entitled to receive a cash payment in an amount equal to the entire Balance then outstanding under this Note.

6.5          Termination of Rights. Except for the right to obtain certificates representing the Conversion Stock under Section 7, all rights with respect to this Note shall terminate upon the effective conversion of the entire Principal Balance/Balance of the Note as provided in Section 6.1, 6.2, 6.3 or 6.4, whichever is applicable. Notwithstanding the foregoing, Holder agrees to surrender this Note to the Company (or Lost Note Documentation, if applicable) as soon as practicable after conversion. In any event, Holder shall not be entitled to receive any stock certificates representing the shares of Conversion Stock issuable upon conversion of this Note unless and until Holder has surrendered the original of this Note (or Lost Note Documentation, if applicable) and executed and delivered to the Company the Next Financing Documents, IPO Documents or Maturity Conversion Documents, as applicable.

7.            CERTIFICATES; NO FRACTIONAL SHARES. Subject to Section  6.5, as soon as practicable after conversion of this Note pursuant to Section 6.1, 6.2, 6.3 or 6.4, as applicable, the Company at its expense will cause to be issued in the name of Holder and to be delivered to Holder, a certificate or certificates for the number of shares of Conversion Stock to which Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Charter and the Company’s Bylaws and by any agreement between the Company and Holder), together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note. No fractional shares shall be issued upon conversion of this Note. If upon any conversion of this Note (and after aggregating the amounts of all other Notes held by the same Holder which are converted at the same time as this Note), a fraction of a share would otherwise be issued, then Holder agrees to forfeit any payment in cash or right to receive any fractional share.

8.            ADJUSTMENT PROVISIONS. So long as any of the Principal Balance/Balance, as applicable, of this Note remains outstanding and the conversion right under Section  6 has not terminated, the number and character of shares of Conversion Stock issuable upon conversion of this Note upon an Actual Conversion Date and, to the extent set forth in this Section  8, the Conversion Price therefor, are each subject to adjustment upon each occurrence of an adjustment event described in Sections 8.1 through 8.4 occurring between the date this Note is issued and such Actual Conversion Date.

8.1          Adjustment for Stock Splits and Stock Dividends. The Conversion Price and the number of shares of Conversion Stock shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or other similar event affecting the number of outstanding shares of Conversion Stock without the payment of consideration to the Company therefor at any time before an Actual Conversion Date.

8.2          Adjustment for Other Dividends and Distributions. If the Company shall make or issue, or shall fix a record date for the determination of eligible holders of its capital stock entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock that is payable in securities of the Company (other than issuances with respect to which adjustment is made under Sections 8.1 or 8.3), or in assets (other than cash dividends) (each, a “Dividend Event”), and such dividend or other distribution is actually made, then, and in each such case, Holder, upon conversion of an Actual Conversion Amount at any time after such Dividend Event, shall receive, in addition to the Conversion Stock issuable upon such conversion of the Note, the securities or other assets that would have been issuable to Holder had Holder, immediately prior to such Dividend Event, converted such Actual Conversion Amount into Conversion Stock.

8.3          Adjustment for Consolidation or Merger. If the Company shall consolidate with or merge into one or more other corporations or other entities, and pursuant to such consolidation or merger stock, other securities or other property is issued or paid to holders of Conversion Stock (each, a “Reorganization Event”), then, and in each such case, Holder, upon conversion of an Actual Conversion Amount after the consummation of such Reorganization Event, shall be entitled to receive (in lieu of the stock or other securities and property that Holder would have been entitled to receive under the terms of this Note upon such conversion but for such Reorganization Event), the stock or other securities or property that Holder would have been entitled to receive upon the consummation of such Reorganization Event if, immediately prior to such Reorganization Event, Holder had converted such Actual Conversion Amount into Conversion Stock, all subject to further adjustment as provided in this Note, and the successor corporation or other successor entity in such Reorganization Event shall duly execute and deliver to Holder a supplement to this Note acknowledging such corporation’s or other entity’s obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such Reorganization Event.

8.4          Conversion of Stock. In each case not otherwise covered in Section  8.3, where (a) all the outstanding Conversion Stock is converted, pursuant to the terms of the Charter, into Common Stock or other securities or property, or (b) the Conversion Stock otherwise ceases to exist or to be authorized under the Charter (each a “Stock Event”), then Holder, upon conversion of this Note at any time after such Stock Event, shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon conversion of this Note immediately prior to such Stock Event, the stock and other securities and property that Holder would have been entitled to receive upon the Stock Event, if immediately prior to such Stock Event, Holder had converted the Actual Conversion Amount into Conversion Stock.

8.5          Notice of Adjustments. The Company shall promptly give written notice of each adjustment of the Conversion Price or the number or type of shares of Conversion Stock or other securities or property issuable upon conversion of this Note that is required under this Section 8. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

8.6          No Change Necessary. The form of this Note may, but need not, be changed because of any adjustment in the Conversion Price or in the number or type of shares of Conversion Stock issuable upon its conversion, upon the written request and at the expense of the Holder of this Note.

8.7          Reservation of Stock. If the number of shares of Conversion Stock or other securities authorized and reserved for issuance upon conversion of this Note shall not be sufficient to effect the conversion of the Principal Balance/Balance of this Note, as applicable, then the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

9.             PROVISIONS RELATING TO STOCKHOLDER RIGHTS AND RESTRICTIONS.

9.1          Rights as Investor. Upon conversion of the Principal Balance/Balance, as applicable, in connection with the Next Financing and execution and delivery to the Company of the Next Financing Documents, the IPO and execution and delivery to the Company of the IPO Documents, or the Maturity Conversion and execution and delivery to the Company of the Maturity Conversion Documents, Holder shall be entitled to the rights and be subject to all other obligations of and in the Conversion Stock.

9.2          “Market Stand-Off” Agreement. Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by such Holder immediately prior to the closing of the Company’s IPO (other than those securities included in the registration) during the Standoff Period. The obligations described in this Section shall not apply to the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder or the transfer of any shares to an Affiliate of the Holder, provided that the trustee of the trust or the Affiliate, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. The Company may impose stop-transfer instructions and stamp any security subject to the foregoing restriction with a legend until the end of such Standoff Period. Each Holder agrees to execute a market standoff agreement with the underwriters in such offering in customary form consistent with the provisions of this Section. For the avoidance of doubt, such underwriters are intended third-party beneficiaries hereof.

9.3          Restrictions in Bylaws. Holder agrees to be bound by and comply with the limitations on transfer contained in the Amended and Restated Bylaws of the Company, as may be amended from time to time (the “Bylaws”), and acknowledges that Holder has received a copy of the Bylaws containing such provisions.

9.4          No Voting or Other Rights. This Note does not entitle Holder to any voting rights or other rights as a stockholder of the Company, unless and until (and only to the extent that) this Note is actually converted into shares of the Company’s capital stock with voting rights in accordance with its terms. In the absence of conversion of this Note into Conversion Stock, no provisions of this Note and no enumeration herein of the rights or privileges of Holder, shall cause Holder to be a stockholder of the Company for any purpose.

10.          REPRESENTATIONS AND WARRANTIES OF HOLDER. In order to induce the Company to issue this Note to the Holder, the Holder has made representations and warranties to the Company as set forth below.

10.1       Authorization. This Note constitutes, Holder’s valid and legally binding obligations, enforceable against Holder in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies. Holder represents and warrants to the Company that Holder has full power and authority to enter into this Note.

10.2       Purchase for Own Account. The Notes, the shares of the Conversion Stock, and the Company’s Common Stock issuable upon conversion of such Conversion Stock (collectively, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

10.3        No Solicitation. At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

10.4       Disclosure of Information. Holder has received or has had full access to all the information Holder considers necessary or appropriate to make an informed investment decision with respect to the Securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

10.5        Investment Experience. Holder understands that the purchase of the Securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder is able to fend for itself, can bear the economic risk of Holder’s investment in the Securities. Holder either: (a) has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting Holder’s own interests in connection with this investment in the Securities; or (b) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

10.6        Accredited Investor Status. Holder is familiar with the definition of, and qualifies as, an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

10.7        Foreign Investors. If Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Securities or any use of this Note, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Holder’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of Holder’s jurisdiction.

10.8        Regulation S Representations and Restrictions. If Holder’s address on the signature page hereto is an address located outside of the United States, Holder makes the following additional representations, warranties and agreements:

10.8.1 Holder is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act (“Regulation S”). The offer and sale of the Note to Holder was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and Holder is not acquiring the Note (or the Conversion Stock) for the account or benefit of any U.S. Person;

10.8.2 Holder will not, during the restricted period applicable to the Conversion Stock set forth in the legend set forth below (the “Restricted Period”) and to any certificate representing the Conversion Stock, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

10.8.3 Holder will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Note (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

10.8.4 Holder acknowledges and agrees that the Company shall not register the transfer of the Note (or the Conversion Stock) in violation of these restrictions. Holder acknowledges and agrees that the certificates evidencing the Conversion Stock will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO ONE YEAR FROM THE DATE SUCH SHARES WERE ORIGINALLY PURCHASED, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. PURCHASERS OF SHARES PRIOR TO ONE YEAR FROM THE DATE SUCH SHARES WERE ORIGINALLY PURCHASED, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PURCHASERS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE YEAR FROM THE DATE SUCH SHARES WERE ORIGINALLY PURCHASED RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

10.9        Restricted Securities. Holder understands that the Securities are characterized as “restricted securities” under the Securities Act and Rule 144 promulgated thereunder (“Rule 144”) since they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Holder further understands that the Company is under no obligation to register the Securities, and the Company has no present plans to do so. Furthermore, Holder is familiar with Rule 144, as presently in effect, and understands the limitations imposed thereby and by the Securities Act on resale of the Securities without such registration. Holder understands that, whether or not the Securities may be resold in the future without registration under the Securities Act, no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

10.10     Further Limitations on Disposition. Without in any way limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

10.10.1 there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such effective registration statement; or

10.10.2 Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and, at the expense of Holder or its transferee, with an opinion of counsel reasonably satisfactory in form and substance to the Company that such disposition will not require registration of such Securities under the Securities Act.

10.10.3 Notwithstanding the provisions of clauses (a) and (b) of this Section 10.10.7, no such registration statement or opinion of counsel shall be required for any transfer: (i) of any Securities in compliance with Rule 144 or Rule 144A promulgated under the Securities Act when the Company is promptly provided evidence of such compliance; (ii) of any Securities for no consideration by Holder that is a partnership or a corporation to (A) a partner of such partnership or stockholders of such corporation, (B) an affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any deceased partner of such partnership or deceased stockholders of such corporation; (iii) by gift, will or intestate succession by Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing or (iv) of any Securities by Holder to any person or entity controlling, controlled by or under common control with Holder, including an investment fund directly or indirectly managed or controlled by the same persons or entities that directly or indirectly manage or control Holder; provided, that, in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 10 to the same extent as if the transferee had been an original Holder hereunder.

10.11      Legends.

10.11.1 Holder understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, the Charter or the Company’s Bylaws, Section 10.8 of this Note, or any other agreement between the Company and Holder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A 180- DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL SET FORTH IN THE COMPANY'S AMENDED AND RESTATED BYLAWS (AS MAY BE AMENDED, MODIFIED AND/OR RESTATED FROM TIME TO TIME), COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL.

10.11.2 The first legend above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company, that either (i) a registration statement under the Securities Act is at that time in effect with respect to the legended security or (ii) such security can be freely transferred in a public sale (other than pursuant to Rule 144, Rule 144A or Rule 145 promulgated under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

11.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Holder that the statements in the following paragraphs of this Section 11 are all true and complete as of the date of this Note.

11.1        Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted.

11.2        Due Authorization. All corporate action on the part of the Board and the Company’s stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Note has been taken or will be taken prior to the date of this Note. This Note constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

11.3        Corporate Power. The Company has the corporate power and authority to execute and deliver this Note to which it is a signatory, to issue to the Holder this Note and to carry out and perform all its obligations under this Note.

11.4       Valid Issuance. The Conversion Stock, when issued, sold and delivered in accordance with the terms of this Note for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable. Based in part on the representations made by Holder in Section 10 hereof, the offer and sale of this Note in accordance herewith and (assuming no change in currently applicable law or in the Charter), no transfer of the Note by the Holder and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of shares of Conversion Stock upon conversion of this Note) the issuance of the Conversion Stock are exempt from the registration and prospectus delivery requirements of the Securities Act, and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Holder is resident.

11.5        Compliance with Other Instruments. The execution, delivery and performance of this Note will not result in any violation or default of, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Charter or the Company’s Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any material agreement or contract of the Company, or, to the Company’s knowledge, a violation of any applicable material statute, law, regulation or order.

11.6        Governmental Approvals. The execution, delivery and performance by the Company of this Note does not require the approval or consent of, or any filing with, any governmental authority or agency.

12.          GENERAL PROVISIONS.

12.1        Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

12.2        Attorneys’ Fees. In the event any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys’ fees.

12.3        Transfer. Neither this Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion. Subject to the foregoing, the rights and obligations of the Company and Holder under this Note and the other Financing Documents shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

12.4        Governing Law. This Note shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within the State of California, without reference to principles of conflict of laws or choice of laws.

12.5        Counterparts; Signatures. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Note may be executed and delivered by facsimile, portable document format (.pdf) or electronic signature and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

12.6        Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

12.7        Notices. Unless otherwise provided herein, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (a) at the time of personal delivery, if delivered in person, (b) one (1) Business Day after deposit with an express overnight courier for United States deliveries, or three (3) Business Days after deposit with an international express air courier for deliveries outside of the United States, in each case with proof of delivery from the courier requested, or (c) four (4) Business Days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, when addressed to the Holder to be notified at the address indicated for such party on Exhibit A or, in the case of the Company, at 2050 Gateway Place, Suite 100-302, San Jose, Ca 95110 or at such other address as any party may designate by giving ten (10) days’ advance written notice to all other parties in accordance with the provisions of this Section 12.7.

12.8        Amendments and Waivers. Any term of this Note and the Notes may be amended and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 12.8 shall be binding upon each holder of Notes then outstanding, each future holder of such securities, and the Company.

12.9        Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Note to the extent they are held to be unenforceable and the remainder of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

12.10      Holder Consent. Holder hereby provides to consent to the issuance of the Notes for all purposes required under that certain Loan and Security Agreement originally entered into between the Company and Holder on November 3, 2022.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be signed in its name as of the date first written above.

THE COMPANY:

ZSPACE, INC.

By:	/s/ Joseph B. Powers

Name:	Joseph B. Powers

Title:	Chief Financial Officer

AGREED AND ACKNOWLEDGED:

HOLDER:

Fiza Investments Limited

By:

Name:

Title:

Address: